UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Fred. Roeskestraat 123 1076 EE Amsterdam, The Netherlands		None
(Address of principal executive offices)		(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 7, 2013, Tornier N.V. (“Tornier”) issued a press release reiterating that it expects revenue for the fourth quarter and full year of 2012 to be in the range $75.8 to $78.8 million and $274.0 to $277.0 million, respectively, consistent with Tornier’s revenue guidance issued on November 5, 2012. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Tornier is furnishing the information contained in Exhibit 99.1 pursuant to Item 2.02 of Form 8-K promulgated by the United States Securities and Exchange Commission (the “SEC”). This information in Exhibit 99.1 shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this current report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

Beginning on January 7, 2013, representatives of Tornier intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.2 attached to this current report on Form 8-K. A copy of the presentation slides containing such information that may be disclosed by Tornier is attached as Exhibit 99.2 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report. Tornier expects to disclose the information contained in Exhibit 99.2, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during 2013.

Tornier is furnishing the information contained in Exhibit 99.2 pursuant to Regulation FD and Item 7.01 of Form 8-K. The information in Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of Tornier’s SEC filings and other public announcements that Tornier may make, by press release or otherwise, from time to time. Tornier undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.2, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By filing this current report on Form 8-K and furnishing this information, Tornier makes no admission as to the materiality of any information contained in this report, including Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued January 7, 2013 (furnished herewith)

99.2	Investor Presentation Slides to be used by Tornier N.V. (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2013	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Vice President, Chief Legal Officer and Secretary

TORNIER N.V.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release issued January 7, 2013	Furnished herewith

99.2	Investor Presentation Slides to be used by Tornier N.V.	Furnished herewith